UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 10, 2017
GUARANTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 South Jefferson Avenue
Mount Pleasant, Texas 75455
(Address of principal executive offices) (Zip code)
(888) 572 - 9881
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
Guaranty Bancshares, Inc. (the "Company") transferred recordkeeping and custodial services for the Guaranty Bancshares, Inc. ESOP w/401(k) Provisions (the "Plan") from Principal Life Insurance Company to Newport Group, Inc., effective January 2, 2018. As a result of this transfer, participants in the Plan are temporarily unable to make a withdrawal, obtain a distribution, obtain a loan or change investment options under the Plan (the "blackout period"). The blackout period for the Plan began at 3:00 p.m. Central time on December 20, 2017 and was originally expected to end no later than February 2, 2018.
Prior to commencement of the blackout period, the Company delivered a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity and derivative securities in connection with the blackout period under the Plan. The notice was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and includes the information required by Rule 104(b) of Regulation BTR.
In order to allow sufficient time to correct certain operational errors associated with the transfer of recordkeeping and custodial services, on February 6, 2018, the Company delivered a notice to its directors and executive officers informing them of the extension of the blackout period, with an expected end date of February 12, 2018. No other terms of the original blackout notice were changed. The extension notice was provided to the Company’s directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and includes the information required by Rule 104(b) of Regulation BTR.
During the blackout period and for a period of two years after the date of the blackout period, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting Randy Kucera, 201 South Jefferson Avenue, Mount Pleasant, Texas 75455, Telephone: (903) 434-4366.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: February 6, 2018
GUARANTY BANCSHARES, INC.
By:     /s/ Tyson T. Abston
Tyson T. Abston
Chairman of the Board and
Chief Executive Officer